UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  November 9, 2015
(Date of earliest event reported)
KINGSTONE COMPANIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-1665	36-2476480
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

15 Joys Lane, Kingston, NY	12401
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (845) 802-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 11, 2015, Kingstone Companies, Inc. (the “Company”) issued a press release (the “Earnings Press Release”) announcing its financial results for the fiscal period ended September 30, 2015.  The Earnings Press Release also announced that the Company’s Board of Directors has declared a $.0625 per share quarterly dividend payable on December 14, 2015 to stockholders of record as of the close of business on November 30, 2015.  A copy of the Earnings Press Release is furnished as Exhibit 99.1 hereto.

The information in the Earnings Press Release is being furnished, not filed, pursuant to this Item 2.02.  Accordingly, the information in the Earnings Press Release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.  The furnishing of the information in this Report with respect to the Earnings Press Release is not intended to, and does not, constitute a determination or admission by the Company that the information in this Report with respect to the Earnings Press Release is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 8.01.	Other Events.

On November 9, 2015, the Company issued a press release (the “Approval Press Release”) announcing that its subsidiary, Kingstone Insurance Company, was granted approval to write property and casualty insurance in New Jersey from the New Jersey Department of Banking and Insurance.  A copy of the Approval Press Release is furnished as Exhibit 99.2 hereto.

The information in the Approval Press Release is being furnished, not filed, pursuant to this Item 8.01. Accordingly, the information in the Approval Press Release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this Report with respect to the Approval Press Release is not intended to, and does not, constitute a determination or admission by the Company that the information in this Report with respect to the Approval Press Release is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

	99.1	Press release, dated November 11, 2015, issued by Kingstone Companies, Inc.

	99.2	Press release, dated November 9, 2015, issued by Kingstone Companies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSTONE COMPANIES, INC.

Dated: November 11, 2015	By:	/s/ Barry B. Goldstein
Barry B. Goldstein
Chief Executive Officer